VENTAS                                                              EXHIBIT 10.3

Ventas, Inc. 4360 Brownsboro Road Suite 115 Louisville, Kentucky 40207 (502) 357-9000 (502) 357-9001 Fax

T. Richard Riney
Executive Vice President, General Counsel and Secretary

Direct Dial:  502-357-9020

June 5, 2002

VIA FACSIMILE AND OVERNIGHT COURIER
Mr. James H. Gillenwater, Jr.
Senior Vice President--
  Planning & Development
Kindred Healthcare, Inc.
Kindred Healthcare Operating, Inc.
680 South Fourth Street
Louisville, Kentucky 40202

     Re: Amended and Restated Master Lease Agreement No. 4 dated as of April 20, 2001 (the "Master Lease") by and among Kindred Healthcare, Inc. and Kindred Healthcare Operating, Inc. (collectively, "Kindred") and Ventas Realty, Limited Partnership ("Ventas")

Dear Jim:

     At Kindred's request, Ventas has entered into discussions with HCA, Inc. ("HCA") regarding the purchase and sale of Northern Virginia Community Hospital, Arlington, Virginia (the "Hospital"). Ventas and Northern Virginia Community Hospital, LLC, a subsidiary of HCA ("Purchaser") wish to enter into a binding agreement of purchase and sale of the real property and improvements with respect to the Hospital. Accordingly, Ventas and Kindred hereby agree as follows:

     1. It is acknowledged and agreed that Ventas is under no obligation to negotiate, contract for, consummate or otherwise pursue the sale of the Hospital, and Ventas may terminate or abandon any such negotiations, contract or sale at any time, for any or no reason. If Ventas, in its sole discretion, enters into a purchase and sale agreement for the Hospital, it will so advise Kindred, and will inform Kindred of the projected closing date thereunder, including any extensions thereof that may subsequently be agreed by the parties thereto, and of any termination of such purchase and sale agreement.

     2. Effective as of the closing of the purchase and sale of the Hospital by Ventas to Purchaser (the "Closing"), the Master Lease shall terminate with respect to the Hospital in accordance with the terms of
          Section 40.16 of the Master Lease, and Kindred shall remain obligated to perform: (i) all of its applicable obligations under the Master Lease with respect to surrender of the Hospital and transfer of its operations to Purchaser (as Ventas' designee) upon the termination of the Master Lease as to the Hospital; and (ii) all of its indemnification and other obligations and liabilities under the Master Lease that survive such termination in accordance with the terms thereof, including without limitation, the obligations and liabilities described in Section 3.4 of the Master Lease (but, except as provided in the foregoing clauses (i) and (ii), Kindred shall have no further obligation to pay Rent, as defined in the Master Lease, first accruing after such termination). Within three (3) business days of the date hereof, Kindred shall execute and deliver to Ventas for recordation at Closing a termination of memorandum

Kindred Healthcare, Inc.
Kindred Healthcare Operating, Inc.
June 5, 2002
Page 2

          of lease in the form attached hereto as Exhibit A (the "Termination") to release of record that certain Memorandum of Lease recorded August 7, 1998 in Deed Book 2916 at Page 1, as supplemented by Supplemental Memorandum of Lease recorded May 2, 2001 in Deed Book 3141 at Page 1159 among the land records of Arlington County. If the Closing does not occur for any reason by August 1, 2002, Ventas will so notify Kindred, this letter agreement shall automatically terminate and be void and of no further force or effect, and the Master Lease shall remain in full force and effect with respect to the Hospital. In such event, the Termination shall be void, and the original executed counterpart of the Termination held by Ventas shall be returned to Kindred for destruction.

     3. Kindred shall use reasonable and good faith efforts to fully cooperate with Ventas and with Purchaser to consummate the sale of the Hospital, including, without limitation, by (i) executing any necessary or appropriate documentation to effectuate the sale, (ii) providing access to the Hospital at reasonable times for Purchaser to conduct its necessary inspections, (iii) assisting Purchaser and HCA and/or Ventas with obtaining any licenses (other than computer software licenses), permits, approvals or consents necessary or desirable to transfer the Hospital and its healthcare operations to Purchaser (the "Licenses"), (iv) entering into an operations transfer agreement with Purchaser (the "OTA") on terms mutually acceptable to Kindred and Purchaser, which will provide, among other matters, at the request and direction of Ventas, and in consideration of the termination of the Master Lease as to the Hospital to be provided pursuant to paragraph 2 hereof, that Kindred will transfer to the Purchaser for nominal consideration, not to exceed One Hundred Dollars ($100.00), all of Kindred's right, title and interest in and to certain (but not all) fixtures, furnishings and equipment of Kindred located at the Hospital (free and clear of all liens) and in and to all related rights (such as, without limitation, guaranties, warranties and service agreements relating thereto), as more specifically set forth in the OTA, and all of Kindred's right, title and interest in and to those of the Licenses held by Kindred that are transferable or assignable, as more specifically set forth in the OTA, provided that, with respect to tangible property not being transferred to the Purchaser pursuant to the OTA, Kindred shall be free to remove such property from the Hospital in connection with the Closing, (v) executing any ALTA title or other affidavit reasonably required by Commonwealth Land Title Insurance Company in connection with the title insurance policy to be issued in favor of Purchaser upon the Closing, including, if so required, making representations of the same nature as those contained in Kindred's title affidavits from recent transactions involving the transfer or refinancing of real property owned by Ventas; provided that such affidavits shall not impose liabilities or costs on Kindred that exceed its obligations relating to title to the Hospital under the Master Lease, and (vi) otherwise cooperating with Ventas and Purchaser as necessary or desirable to accomplish any of the foregoing and to close the sale of the Hospital.

     4. This letter agreement is for the exclusive benefit of Ventas and Kindred, and no other person or entity shall have any rights or be entitled to receive any benefits hereunder, whether as a third party beneficiary or otherwise.

     5. Kindred shall cause a copy of the "Consent and Agreement" to this letter, following the signature page hereof, to be executed by its Leasehold Mortgagees (as defined in the Master Lease) in the space provided below, not later than five (5) business days after the date hereof. Notwithstanding the execution of this Agreement by Kindred and Ventas, the terms of this letter agreement shall be of no further force or effect whatsoever without such execution by the Leasehold Mortgagees.

Kindred Healthcare, Inc.
Kindred Healthcare Operating, Inc.
June 5, 2002
Page 3

     6. Ventas and Kindred hereby acknowledge and agree that this letter agreement supercedes that certain letter agreement between Ventas and Kindred dated April 1, 2002 regarding the Hospital, which April 1 letter is of no further force or effect, that this letter agreement, together with any documents delivered pursuant hereto, shall constitute the entire agreement and understanding of the parties, and that, except for the Master Lease, any prior or contemporaneous written or oral agreements, undertakings, promises, warranties, or covenants regarding the Hospital and not contained herein shall be of no further force or effect. Kindred hereby acknowledges and agrees that, from and after the Closing, any and all documents and information provided by or on behalf of Ventas to Purchaser or HCA regarding the real estate and improvements constituting the Hospital (as opposed to Kindred's operations) shall not be subject to any confidentiality agreement between Ventas and Kindred, including, without limitation, Section 40.14 of the Master Lease, provided, however, that Ventas hereby confirms to Kindred that it has entered into a confidentiality agreement with HCA, consistent with Section
          40.14 (b)(ii)(B)(w) of the Master Lease, requiring HCA to keep confidential any information regarding Kindred's operation of the Hospital that HCA receives or has received from Ventas.

     7. Ventas and Kindred hereby acknowledge and agree that, except as otherwise expressly provided herein, Kindred's obligations under the Master Lease, including, without limitation, the obligation to make rental payments with respect to the Hospital, remain in full force and effect and are not modified by this letter agreement.

     To evidence your agreement to the foregoing, please sign below in the space provided and return an executed copy to me via facsimile, with an original to follow via overnight courier service.

                                   Very Truly Yours,

                                   VENTAS REALTY, LIMITED PARTNERSHIP

                                   By:  Ventas, Inc.


                                   /s/ T. Richard Riney
                                   ---------------------------------------------
                                   T. Richard Riney

                                   Executive Vice President, General Counsel and Secretary


Agreed and accepted this June 5th, 2002:

KINDRED HEALTHCARE, INC.                      KINDRED HEALTHCARE OPERATING, INC.


By:/s/ James H. Gillenwater, Jr.                By:/s/ James H. Gillenwater, Jr.
   ----------------------------------              -----------------------------
Name: James H. Gillenwater, Jr.                 Name: James H. Gillenwater, Jr.
      -------------------------------                 --------------------------
Title: Senior Vice President                    Title: Senior Vice President
       ------------------------------                 --------------------------

                              CONSENT AND AGREEMENT

     The undersigned, as Leasehold Mortgagees under the Master Lease referenced in the preceding letter agreement, hereby consent to, and agree to be bound by, all of the terms and conditions of such letter agreement and, without limitation of the foregoing, in the event the Master Lease is terminated as it applies to the Hospital in accordance with the terms of Section 40.16 of the Master Lease, the undersigned, as such Leasehold Mortgagees, agree to execute and deliver an instrument of the nature described in Section 40.16(j) of the Master Lease.

                                                JP Morgan Chase Bank, as Senior
                                                Collateral  Agent and as Second
                                                Priority Collateral Agent


                                                By: /s/Robert Bottamedi
                                                    ----------------------------
                                                Its: Vice President
                                                     ---------------------------

                                    EXHIBIT A
                                    ---------

================================================================================

                       TERMINATION OF MEMORANDUM OF LEASE

                                  BY AND AMONG

                            KINDRED HEALTHCARE, INC.
                        (f/k/a Vencor Healthcare, Inc.),

                       KINDRED HEALTHCARE OPERATING, INC.
                         (f/k/a Vencor Operating, Inc.),

                                       AND

                       VENTAS REALTY, LIMITED PARTNERSHIP

================================================================================

                 Facility No.:              VA-4617

                 Property Address:          Northern Virginia Community Hospital
                                            601 South Carlin Springs Road
                                            Arlington, Virginia
                                            (Arlington County)

                       TERMINATION OF MEMORANDUM OF LEASE

     THIS TERMINATION OF MEMORANDUM OF LEASE (hereinafter this "Termination") is
                                                                -----------
to be effective as of the 21st day of June, 2002 (the "Effective Date"), and is
                                                       --------------
by and among VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (together with its successors and assigns, "VRLP") having an office at 4360
                                            ----
Brownsboro Road, Suite 115, Louisville, Kentucky 40207, KINDRED HEALTHCARE, INC., a Delaware corporation (f/k/a Vencor Healthcare, Inc.) ("Kindred"), and
                                                               -------
KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation (f/k/a Vencor Operating, Inc.) ("Operator"; Operator, jointly and severally with Kindred and
                   --------
permitted successors and assignees of Operator and Kindred, "Tenant"), both
                                                             ------
having an office at 680 South 4th Avenue, Louisville, Kentucky 40202.

                                    RECITALS

     A. VRLP and Tenant are parties to that certain Master Lease Agreement No. 4 dated as of April 30, 1998, as amended and restated by that certain Amended and Restated Master Lease Agreement No. 4 dated as of April 20, 2001 (the "Lease")
                                                                       -----
demising to Tenant (i) the real property described on Exhibit A attached hereto
                                                      ---------
and made a part hereof, together with the improvements thereon (the "Premises"),
                                                                     --------
and (ii) multiple other properties.

     B. A Memorandum of Lease relating to the Lease as it affects the Premises was heretofore filed for record on August 7, 1998 in Deed Book 2916 at Page 1, as supplemented by Supplemental Memorandum of Lease filed for record May 2, 2001 in Deed Book 3141 at Page 1159, among the land records of Arlington County, Virginia (the "Memorandum").
               ----------

     C. The Lease has been terminated as to the Premises upon and subject to the terms and conditions of that certain letter agreement dated June 5, 2002 between VRLP and Tenant (the "Termination Letter"), and Lessor and Tenant accordingly desire to have the Memorandum terminated and released of record.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereby agree as follows:

1.   Lessor and Tenant hereby terminate and release the Memorandum.

2. This Termination is being executed and recorded solely to give notice of the termination of the Lease as to the Premises pursuant to the Termination Letter, and to terminate the Memorandum and release said Memorandum of record.

3. This Termination may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have executed these presents with an intended effective date of June 21, 2002.

                                        TENANT:

                                        KINDRED HEALTHCARE, INC., a
                                        Delaware corporation formerly known as
                                        Vencor Healthcare, Inc.


                                        By: /s/ James H. Gillenwater, Jr.
                                           -------------------------------
                                        Name:  James H. Gillenwater, Jr.
                                             -----------------------------
                                        Title: Senior Vice President
                                              ----------------------------

                                        TENANT:

                                        KINDRED HEALTHCARE OPERATING, INC., a
                                        Delaware corporation formerly known as
                                        Vencor Operating, Inc.


                                        By: /s/ James H. Gillenwater, Jr.
                                           ------------------------------
                                        Name:  James H. Gillenwater, Jr.
                                             ----------------------------
                                        Title: Senior Vice President
                                              ---------------------------

                                        VRLP:

                                        VENTAS REALTY, LIMITED
                                        PARTNERSHIP, a Delaware limited
                                        partnership, successor-in-interest to
                                        Vencor Hospitals East, Inc.

                                        By: Ventas, Inc., a Delaware
                                            corporation, its general partner

                                        By: /s/T. Richard Riney
                                           ------------------------------
                                        Name: T. Richard Riney
                                             ----------------------------
                                        Title: Executive Vice President
                                              ---------------------------
                                              and General Counsel
                                              ---------------------------

                                 Acknowledgments

STATE OF KY
         ----------------------- )

                                 )
COUNTY OF Jefferson
          -----------------------)


     The foregoing instrument was acknowledged before me this 7th day of June, 2002, by James H. Gillenwater, Jr., as Senior Vice President of KINDRED HEALTHCARE, INC., a Delaware corporation, on behalf of the corporation.

     My commission expires:_____________________________.


                                        /s/Kim Oakley
                                        ----------------------------------------
                                        Notary Public
                                        [Seal]
STATE OF KY
         ----------------------- )

                                 )
COUNTY OF Jefferson
          -----------------------


     The foregoing instrument was acknowledged before me this 7th day of June 2002, by James H. Gillenwater, Jr., as Senior Vice President of KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation, on behalf of the corporation.

     My commission expires:_____________________________.

                                        /s/Kim Oakley
                                        ----------------------------------------
                                        Notary Public
                                        [Seal]

STATE OF Kentucky
         ----------------------- )

                                 )
COUNTY OF Jefferson
          -----------------------)

     The foregoing instrument was acknowledged before me on June 12, 2002, by
T. Richard Riney, EVP and Gen. Counsel of VENTAS, INC., a Delaware corporation, in its capacity as the general partner of VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership, on behalf of the corporation, in its capacity as the general partner on behalf of the aforesaid limited partnership.

     My commission expires: December 9, 2002
                            ----------------------------------------.

                                        /s/Barbara F. Thompson
                                        ----------------------------------------
                                        Notary Public
                                        [Seal]

                            EXHIBIT A TO TERMINATION
                            ------------------------

                                  The Premises

PARCEL I:
Parcel A of a Subdivision of the Properties of Northern Virginia Doctors Hospital Corporation and NVDH Corporation, as the same is duly dedicated, platted and recorded in Deed Book 2022 at page 739, among the land records of Arlington County, Virginia.

PARCEL II:
"Parking Structure Unit", NORTHERN VIRGINIA DOCTORS MEDICAL CENTER, a Condominium, in accordance with the Declaration of Condominium and Exhibits attached thereto, recorded in Deed Book 2044 at Page 1051, and as amended in Deed Book 2083 at Page 284, and any additional amendments pursuant thereto, among the land records of Arlington County, Virginia.